Exhibit 10.7

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into this 5th day of March, 2002, by and between CORPORATE VISION, INC., an Oklahoma corporation (the "Parent"), and GREGORY J. GIBSON, an individual ("Gibson").

R E C I T A L S:

A. The Parent is the owner of all of the issued and outstanding shares (the "Shares") of Stony's Trucking Co., an Ohio corporation (the "Company").

B. Pursuant to a certain Agreement and Plan of Merger and Reorganization of even date herewith by and among the Parent, Stony's Acquisition Corp., the Company, certain subsidiaries of the Company, and Gibson (hereinafter referred to as the "Agreement"), it is a condition precedent to the obligations of Gibson thereunder that the Parent pledge the Shares as security so as to permit Gibson to exercise his rights under a certain Right of Rescission Agreement between the parties of even date herewith (hereinafter referred to as the "Rescission Agreement") and his rights under a Cognovit Promissory Note of even date herewith executed and delivered by Parent for the benefit of Gibson (the "Note"); and the Parent is willing to do so.

A G R E E M E N T S:

In consideration of the foregoing Recitals and of the mutual agreements contained herein, the parties agree as follows:

SECTION 1. GRANT OF SECURITY INTEREST; PLEDGE.

1.1 Pledged Collateral. The Parent hereby grants a security interest to Gibson in, and pledges, assigns and sets over to Gibson, all of the Shares (the "Pledged Shares"), together with certificates representing the same, and all substitutions therefor, proceeds thereof and therefrom, and all cash dividends in respect thereof, as well as all stock or other securities at any time and from time to time receivable or otherwise distributable in respect thereof, exchanged therefor, derived therefrom, substituted therefor, or otherwise issued pursuant to stock split, recapitalization, stock dividend or similar corporate act affecting the Pledged Shares and all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation affecting the Pledged Shares (all of which Pledged Shares, dividends, cash, property, securities, and liquidating distributions are herein called the "Pledged Collateral").

1.2 Possession of Pledged Collateral. Except as otherwise expressly permitted herein, all of the Pledged Collateral shall be delivered to Singerman, Mills, Desberg and Kauntz Co., L.P.A. ("Escrow Agent"), accompanied by proper instruments of assignment duly executed in blank by the Parent and by such other instruments or documents as Gibson or its counsel may reasonably request sufficient to transfer the title thereto to Gibson or its nominee. The parties agree that the Escrow Agent shall hold the Pledged Shares pursuant to the terms and conditions of an Escrow Agreement entered into by Gibson, Parent and Escrow Agent of even date herewith.

1.3 Obligations Secured. The security interest of Gibson under this Pledge Agreement secures (a) the full and prompt performance of all of the obligations of Parent under the Agreement, Rescission Agreement and Note, whether now existing or hereafter arising (including, in each case, interest accruing in respect of any of such obligations after the commencement of any case or proceeding under any federal or state bankruptcy or insolvency law (a "Proceeding" and "Post-Petition Interest", respectively)); (b) performance by the Parent of the covenants and agreements set forth herein; (c) all payments made or reasonable expenses incurred by Gibson, including, without limitation, reasonable attorney's fees and legal expenses incurred by Gibson in the collection or enforcement of the aforementioned obligations; and (d) any renewals, supplements, substitutions, continuations or extensions of any of the foregoing ((a) through (d) described above are referred to as the "Pledge Obligations").

SECTION 2. VOTING RIGHTS; DIVIDENDS; ETC. So long as no Event of Default (as defined in Section 6 hereof) shall have occurred, and in any event subject to the terms and conditions set forth in the Management and Operations Agreement referenced in the Agreement, incorporated herein by reference:

(a) The Parent shall have the right, from time to time, for any purpose not inconsistent with the Agreement, the Rescission Agreement, this Pledge Agreement or any other collateral agreement contemplated under the Agreement, to vote and give proxies and consents in respect of the Pledged Shares and any additional shares of capital stock owned by the Parent comprising part of the Pledged Collateral and to consent to or ratify action taken at, or waive notice of, any meeting of shareholders with the same force and effect as if such shares were not pledged hereunder; and

(b) The Parent shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral in a manner consistent with this Pledge Agreement; provided, however, that any and all shares and/or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of stock of the Company or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the Company, or otherwise, any and all of which shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Company or the Parent, shall forthwith be delivered to Gibson to be held subject to the terms of this Pledge Agreement.

SECTION 3. WARRANTIES AND AGREEMENTS. The Parent represents and warrants and, where appropriate, covenants as follows:

(a) The pledge of the Pledged Collateral hereunder will not contravene any agreement binding upon the Parent;

(b) The Parent has good right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and the Parent will warrant and defend his title thereto and the lien created hereunder against the claims of any persons whomsoever;

(c) The pledge of the Pledged Collateral hereunder is effective to vest in Gibson the rights of Gibson in the Pledged Collateral as set forth herein;

(d) The Parent is the owner of the Pledged Collateral free and clear of all liens of every kind and nature whatsoever except only the lien created by this Pledge Agreement; and

(e) The Parent shall not sell, assign, transfer or otherwise dispose of, or grant any option in respect of, the Pledged Collateral, nor will the Parent create, incur or permit to exist any lien in respect of the Pledged Collateral, or any interest therein, or the proceeds thereof, other than the lien provided for in this Pledge Agreement.

SECTION 4. RIGHTS OF GIBSON UPON DEFAULT. Except as otherwise set forth herein in Section 4.4, upon (i) the occurrence of an Event of Default (hereinafter defined) hereunder and so long as such Event of Default is continuing and (ii) compliance with all applicable requirements of the law, Gibson shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, shall also have the rights set forth in this Section 4:

4.1 Voting Rights. Gibson shall have the right (but not the obligation) to vote any and all shares of capital stock included in the Pledged Collateral and to give all consents, waivers and ratifications in respect thereof, and in such event and for such purpose, the Parent hereby irrevocably constitutes and appoints Gibson, as the Parent's proxy and attorney-in-fact (which appointment shall be coupled with an interest) with full power of substitution, to do so. To evidence such appointment, the Parent shall execute and deliver to Gibson an Irrevocable Proxy in favor of Gibson in the form of Exhibit A attached hereto.

4.2 Sale of Pledged Collateral.

(a) Upon compliance with any mandatory requirements of law, and upon at least ten (10) days prior written notice to the Parent (except as provided below) of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made, Gibson shall have the right to sell, assign and deliver the whole or any part of the Pledged Collateral, at any time or times, within or without the City of Cleveland, Ohio, at public or private sale or at any broker's board or on any securities exchange, for cash, on credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as are commercially reasonable and not in violation of any applicable securities law, and in connection therewith Gibson at any sale may bid for or purchase the whole or any part of the Pledged Collateral so offered for sale, free from any right of redemption, stay or appraisal on the part of the Parent, all of which rights the Parent hereby waives and releases. The Parent hereby agrees that the ten (10) day notice of sale provided for in this subsection 4.2(a) is commercially reasonable.

(b) Gibson shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, the rules and regulations thereunder, and all applicable state "Blue Sky" laws. Gibson may take all such further acts as it may in its sole good faith discretion deem necessary or advisable for Gibson's protection or for compliance with any provision of law, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, depreciate prices that might otherwise be obtained for the Pledged Collateral being sold or otherwise restrict the net proceeds available from the sale thereof. Upon consummation of any such sale, Gibson shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Parent, and the Parent hereby waives, to the extent permitted by law, all rights of stay or appraisal which the Parent now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For purposes of this subsection 4.2(b), an agreement to sell all or any part of the Pledged Collateral shall be treated as a sale of such Pledged Collateral, and Gibson shall be free to carry out the sale of any Pledged Collateral pursuant to any such agreement and the Parent shall not be entitled to the return of any such Pledged Collateral subject thereto, notwithstanding that after Gibson shall have entered into such an agreement, all Events of Default may have been remedied.

(c) The proceeds of any sale of Pledged Collateral shall be applied first to Gibson's costs and expenses of sale and then to the Pledge Obligations then due (in such order as Gibson may determine). The balance of the proceeds of any sale of the Pledged Collateral remaining after payment in full of the costs and expenses of sale and the Pledge Obligations then due shall be held by Gibson as additional security for any Pledge Obligations not then due and payable. The Parent shall nevertheless remain liable for any deficiency.

4.3 Rights to Accept Pledged Collateral in Full or Partial Satisfaction. Gibson shall have the right to accept the Pledged Collateral in full or partial satisfaction of the Pledge Obligations in accordance with the applicable provisions of the Uniform Commercial Code, provided that nothing contained in this Pledge Agreement shall relieve Gibson of any consent, notice or other obligations of a secured party required in connection with the exercise of such remedies.

4.4 Event of Default with respect to the Note. Notwithstanding any provision contained herein or any provision of the Rescission Agreement to the contrary, in the event an Event of Default occurs with respect to the Note only and no other Event of Default has occurred or is outstanding, Gibson agrees that his sole recourse under this Pledge Agreement shall be to exercise his right of rescission under the Rescission Agreement, in which event he will only be obligated to return the Paid Consideration (as defined in the Rescission Agreement) less $50,000 in order to exercise his rescission right. Nothing contained in this Pledge Agreement, however, shall be deemed to require Gibson to exercise the right of rescission under the Rescission Agreement should an Event of Default with respect to the Note occur, limit Gibson's rights under the Note, or limit or otherwise restrict his rights under this Pledge Agreement should there exist another Event of Default at the time an Event of Default with respect to the Note only occurs.

4.5 Rights Cumulative. The rights and the remedies provided in this Pledge Agreement are cumulative and in addition to any rights and remedies which Gibson may have under the Agreement or any collateral agreement entered into in connection therewith, or at law or in equity.

SECTION 5. WAIVER. The Parent hereby waives, releases and discharges, to the extent permitted by law, any right which the Parent has or may have at law, in equity or by statute, to require Gibson to pursue or otherwise avail itself of any rights or remedies which it has or may have against the Parent or any other person or entity in respect of the payment or performance of the Pledge Obligations or performance of the terms, covenants, and conditions of the Agreement, Rescission Agreement and Note or to pursue or exhaust any of its rights or remedies in respect of any other security at any time held by it for the payment or performance of the Pledge Obligations or the performance of the terms, covenants, and conditions of the Agreement or of the collateral agreements referenced therein. The obligations of the Parent hereunder shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by (i) the institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against the Parent or Company; or (ii) any other circumstance which otherwise might constitute a defense to, or a discharge of, the Parent or the Company with respect to the Pledge Obligations.

SECTION 6. EVENT OF DEFAULT DEFINED. The occurrence of any one or more of the following events shall be an "Event of Default" under this Pledge Agreement:

(a) The Parent shall be in default of the Parent's obligations under the Agreement, Rescission Agreement, Note or any of the other collateral documents contemplated under the Agreement.

(b) The Parent shall fail or omit to observe, perform or satisfy or be in compliance with any term, provision, covenant or agreement in respect of any of the Pledge Obligations.

(c) Any representation or warranty made or furnished to Gibson by the Parent pursuant hereto shall prove to have been false in any material respect when made or furnished.

(d) The Parent shall, or shall attempt to, encumber, subject to any further lien, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein, except as may be permitted herein.

(e) All or any part of the Pledged Collateral shall be attached, levied upon or seized in any legal proceedings, or held by virtue of any security interest or distress, and such attachment, levy or seizure shall not be discharged within a period of thirty (30) days, unless (i) the Parent shall contest such attachment, levy or seizure diligently and in good faith by appropriate proceedings, and Gibson shall reasonably determine that such contest will not endanger the security interest granted herein, and (ii) the Parent shall provide to Gibson a bond in the full amount of the claim giving rise to such attachment, levy or seizure.

SECTION 7. DISCHARGE OF THE PARENT. At such time as either (i) Gibson has exercised his right of rescission set forth under the Rescission Agreement and received the Stony's common stock endorsed and delivered by Parent as required therein or (ii) the Exercise Term as defined under the Rescission Agreement has expired and Gibson's right of rescission terminated and the Note has been paid and discharged in full, then all rights and interests in such Pledged Collateral as shall not have been sold or otherwise applied by Gibson pursuant to the terms hereof and shall still be held by it shall forthwith be transferred and delivered to the Parent, and the right, title and interest of Gibson therein shall cease.

SECTION 8. NOTICES. Whenever any notice or other communication (a "Delivery") is required to be given or delivered under the terms of this Pledge Agreement, it shall be in writing and delivered by hand delivery or Federal Express or registered or certified United States mail, postage prepaid and return receipt requested, and will be deemed to have been given or delivered on the date such notice or other communication is so delivered. Any Delivery to the Parent shall be addressed to 3540 E. 31st Street, Suite 1, Tulsa, Oklahoma, 74135, or to such other address as the Parent may hereafter designate to Gibson in writing, with a copy to Robert J. Mottern, Esq., Weizenecker, Rose, Mottern and Fisher, P.C., 1800 Peachtree Street, Suite 620, Atlanta, Georgia 30309; any Delivery to Gibson shall be addressed to 492 McClurg Road, Youngstown, Ohio 44512, or to such other address as Gibson may hereafter designate to the Parent in writing, with a copy to Paul J. Singerman, Esq., Singerman, Mills, Desberg and Kauntz Co., L.P.A., 30000 Chagrin Boulevard, Pepper Pike, Ohio 44124.

SECTION 9. INDEMNITY. The Parent hereby agrees to indemnify and hold harmless Gibson (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and to reimburse Gibson for all costs and reasonable expenses, including reasonable legal fees and disbursements, growing out of or resulting from any lawful action taken in respect of the Pledged Collateral, this Pledge Agreement or the administration, enforcement or exercise of any right or remedy granted to Gibson hereunder, except for the gross negligence or willful misconduct of Gibson. In no event shall Gibson be liable to the Parent for any action, matter or thing in connection with this Pledge Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

SECTION 10. FURTHER ASSURANCES. The Parent further agrees that the Parent will join with Gibson in executing and that the Parent shall pay all reasonable expenses of filing or recording such notices, financing statements or other documents or instruments, in form and substance reasonably satisfactory to Gibson and its counsel, as Gibson may deem necessary for the perfection of the security interest of Gibson hereunder. In addition, the Parent will do such further acts and things and execute and deliver to Gibson such additional conveyances, assignments, agreements and instruments as Gibson may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto Gibson its rights, powers and remedies hereunder.

SECTION 11. REGARDING GIBSON. Nothing in this Pledge Agreement shall be construed as an undertaking by Gibson of any of the liabilities or obligations of the Parent as a shareholder of the Company, including but not limited to, any obligation to make contributions to the capital of the Company or any obligation to make any other payment to, for or on behalf of the Company. Gibson's rights and obligations in respect of the Pledged Collateral are those only of a secured party under the Uniform Commercial Code.

SECTION 12. NO WAIVER. No failure on the part of Gibson to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies at law or in equity.

SECTION 13. GOVERNING LAW; AMENDMENTS. This Pledge Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Ohio. The invalidity of any provision of this Pledge Agreement shall not affect the validity of any other provision. This Pledge Agreement may not be amended or modified nor may any of the Pledged Collateral be released, except in a writing signed by the Parent and Gibson.

SECTION 14. PERSONS BOUND. This Pledge Agreement shall be binding upon the Parent and Gibson and their respective heirs, administrators, successors and assigns, and shall inure to the benefit of and be enforceable by the Parent and Gibson, their respective heirs, administrators, successors and assigns.

SECTION 15. HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

SECTION 16. ENFORCEMENT. The Parent (a) hereby irrevocably submits to the jurisdiction of the state courts of the State of Ohio and to the jurisdiction of the United States District Court for the Northern District of Ohio, Eastern Division, for the purpose of any suit, action or other proceeding arising out of or based upon this Pledge Agreement or the subject matter hereof brought by Gibson or its successors or assigns and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that the Parent is not subject personally to the jurisdiction of the above-named courts, that the Parent's property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such Ohio state or federal court. The Parent hereby consents to service of process by certified or registered mail at the address to which notices are to be given. The Parent agrees that the Parent's submission to jurisdiction and his consent to service of process by mail are made for the express benefit of Gibson. Final judgment against the Parent in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that Gibson may at its option bring suit, or institute other judicial proceedings, against the Parent in any state or federal court of the United States or of any country or place where the Parent may be found.

SECTION 17. PRONOUNS. Any pronoun used herein shall be construed in the person, number and gender which is appropriate in the context.

SECTION 18. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed and delivered on the date first above written intending to be legally bound hereby.

GIBSON: PARENT:

GREGORY J. GIBSON CORPORATE VISION, INC.

______________________________ By: ______________________________

Its: ______________________________

EXHIBIT A

IRREVOCABLE PROXY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint GREGORY J. GIBSON ("Gibson"), its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of STONY'S TRUCKING CO., an Ohio corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on its own behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its organizational documents and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

This Proxy is given to Gibson and to its officers in consideration of the loan and other financial accommodations made and to be made by Gibson to the undersigned and in order to carry out the covenants of the undersigned contained in a certain pledge agreement of even date herewith between the undersigned and Gibson (the "Pledge Agreement"). This Proxy is coupled with an interest and shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned, its successors and assigns until the payment and performance in full of all of the Pledge Obligations (as that term is defined in the Pledge Agreement) and may be exercised only upon the occurrence of an Event of Default (as that term is defined in the Pledge Agreement) as provided in Section 6 of the Pledge Agreement.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Irrevocable Proxy as of the ____ day of March, 2002.

CORPORATE VISION, INC.

By: ______________________________

Its: ______________________________